UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2006

Heritage Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	0-11255	54-1234322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Plume Street, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 757-523-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On June 29, 2006, Heritage Bankshares, Inc. (the “Company”) announced that on June 28, 2006 its Board of Directors declared a dividend on the Company’s common stock in the amount of $0.06 per share, payable on July 20, 2006 to shareholders of record on July 10, 2006.

The information contained in the press release attached as Exhibit 99.1 under Item 9.01 to this Form 8-K is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by Heritage Bankshares, Inc. on June 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Bankshares, Inc.
(Registrant)

Date: June 29, 2006

/s/ John O. Guthrie
John O. Guthrie
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Heritage Bankshares, Inc. on June 29, 2006